[AMERINDO LOGO OMITTED]


                                                                   Annual Report
                                                                October 31, 1999

                                TABLE OF CONTENTS
                                -----------------

SHAREHOLDER LETTER ......................................................     1

1999 REVIEW AND ECONOMIC OUTLOOK ........................................     4

STATEMENT OF NET ASSETS .................................................     7

STATEMENTS OF OPERATIONS ................................................     9

STATEMENTS OF CHANGES IN NET ASSETS .....................................    10

NOTES TO FINANCIAL STATEMENTS ...........................................    11

FINANCIAL HIGHLIGHTS ....................................................    18

INDEPENDENT AUDITOR'S REPORT ............................................    20

NOTICE TO SHAREHOLDERS (Unaudited) ......................................    21

                                                                   December 1999

Dear Shareholder:

     The Amerindo Technology Fund ended the year with unprecedented triple digit returns. The Class A shareholders achieved an outstanding gain of 273% while the Class D shareholders earned an impressive 270% for the 12 months ended October 31, 1999. The month of October also marked the Funds three-year anniversary. We are very proud to report that the Amerindo Technology Fund Class D received Morningstar Inc.'s coveted Five-Star rating* for superior risk adjusted performance.

     In our last letter we reviewed our decision to lower the Fund's investment minimums and establish an automatic investment program to make the Fund available to all potential investors interested in accessing Amerindo's highly successful investment style. We substantially increased the availability of the Fund by joining major fund networks such as Charles Schwab & Co., Fidelity and Waterhouse. We also secured new distribution agreements with numerous traditional broker/dealers and have recently introduced a "C" class share to support this effort. The response from our shareholders has been extremely positive. As we go to press we are happy to report that the Fund's assets have passed the $500mm mark, up dramatically from just $65mm at the end of last year. Our family of shareholders has grown even more rapidly, from 550 late last year to over 18,000 as this is written.

     In October, the Fund distributed an annual capital gain of $10.15 per share. This was the first distribution in the Fund's three-year life. As you may know, the Amerindo Technology Fund was the subject of numerous press articles throughout much of 1999 speculating about the possible size of a capital gains distribution in the Fund. We believe the focus of these articles was misdirected. Most of the predictions were way off the mark in that the actual distribution was far less than estimates appearing in the articles. In this instance, the press would have better served their audience by focusing on the seasoned research and management team behind the Fund along with its stellar performance. Any mutual fund that triples in value over a 12-month period is likely to pay a capital gains distribution. We believe by "hyping" the size of the Fund's potential distribution, the press may have turned potential investors away from Amerindo Technology Fund. In light of the Fund's performance in 1999, this was an expensive misdirection. Even the unluckiest shareholder, the investor who purchased the Fund the day before the distribution was declared, earned enough capital appreciation within 8 trading days following the payout to sat-isfy all taxes due. We have repeatedly stated to our shareholders that the Fund is designed for the aggressive investor who can tolerate volatility in the pursuit of strong performance. In managing the Fund, capital appreciation takes precedence over tax efficiency. Our recent performance fully justifies that philosophy.

     As you will read in our Economic Outlook, we believe that Internet growth will increasingly rely on the dynamics of a business to business (B2B) shift as the business to consumer (B2C) wave matures. While Amerindo B2C perennial favorites like eBay, Yahoo! and Amazon.com should continue to do extremely well, we look to increasingly emphasize the B2B area as we move into 2000. A B2B play introduced to our shareholders is Ariba Inc. Its phenomenal performance since being added to our portfolio in the second quarter of 1999 has attributed to the Fund's impressive gains. We believe companies in the B2B sector will continue to propel the growth of the Internet over the next few years. The exceptionally strong earnings gains of emerging technology growth stocks is due to the rapid unfolding of the next generation of computing that is centered around the Internet. Further, the demand for Internet related services continues to experience exponential growth which has contributed to the strong returns the Fund has achieved this past year.

     As we venture into 2000, we continue to believe that we are just in the initial stages of this revolutionary change in the Global economy. We remain convinced that companies in the Internet and related sectors offer the most compelling investment opportunities that we have ever seen in our experience on Wall Street. Our investment management style for the past twenty years has remained unchanged. Our emphasis has focused on discovering emerging growth technology companies as they enter their most dynamic growth phase. In 1996 we emphasized that this management style was designed for the long-term investor that could sustain above average levels of volatility, with the hope that financial rewards would be considerable. It is essential to understand that volatility is inherent in high performance growth stock investing. Emerging technology stocks can be subject to rapidly shifting sentiment accompanied by price dislocations during short-term market upheavals. We will continue to view volatility opportunistically and use dramatic prices swings to our advantage whenever possible.

     We thank our shareholders for their continued confidence in our investment management style. We are pleased that those investors with patience have been handsomely rewarded with extraordinary returns. We look forward to further success in the months and years ahead and wish our shareholders and their families a happy and healthy Holiday Season.


AMERINDO TECHNOLOGY FUND


/s/ Signature omitted                         /s/ Signature omitted
--------------------                         ------------------
Alberto W. Vilar                             Gary A. Tanaka


* Morningstar proprietary ratings reflect historical risk-adjusted performance as of 11/30/99. The ratings are subject to change every month. Other classes may vary. Past performance is no guarantee of future results. Morningstar ratings are calculated from the Fund's three-year average annual return in excess of the 90-day Treasury Bill returns with appropriate fee adjustments, and a risk factor that reflects fund performance below 90-day T-Bill returns. Amerindo Technology Fund received 5 stars for the three-year period. The top 10% of funds in a broad asset class receive 5 stars. The fund was rated among 3,272 Domestic Equity funds for the three-year period.

                                   [GRAPHIC OMITTED]

          In the printed version of the document, a line graph appears which depicts the following plot points:


          Amerindo Class A    Hambrecht
8/31/98         9425            10000
Oct 98         13271            12692
Oct 99          4951            30225

          Amerindo Class D   Hambrecht
10/31/96       10000           10000
Oct 97          7344           10673
Oct 98          8822           10694
Oct 99         32664           25469
                                                  3

                        1999 Review and Economic Outlook

     This year, technology, namely the Internet sector, appears to be the one exception to the lackluster performance of the overall market. At the end of September, more than half of the stocks in the Standard & Poor's 500 Stock Index ("S&P") had declined for the year; more than 35% had declined 10%, more than 20% had declined 20%, and more than 8% had declined 30%. The Russell 3000 did even worse: over 40% of the stocks were down 10% for the year, more than 25% were down 20%, and more than 15% were down 30%.

     Our second quarter report stated that we thought the broad market was overvalued and thus vulnerable to a significant decline this year where the Dow Jones could dip down to the 9000 level, and that the Internet stocks would undergo a typical bull market sector correction near term. This meant that most emerging technology stocks would sustain corrections of 40-50% from their earlier year highs over the ensuing six-month period. By the third quarter internet stocks did pretty much what we expected, and have since recovered from their sharp summer declines, but not to new highs. The Internet sector is still expected to start a major new up-leg near term, although its timing could be pushed out to December-January. The broad market still appears to have significant difficulty reclaiming and surpassing the August highs, with the odds still leaning towards further downside pressure from the unwinding of the huge concentration of funds that were invested in the so called large cap nifty-fifty stocks over the past several years, and from sequential quarterly earnings disappointments from many established large companies being adversely impacted by new Internet competition, as shown by the example of Compaq versus Dell. Should the expected broad market correction end with a climactic market sell-off due to some unforeseen event, our sector would likely decline somewhat in sympathy, but not retest the summer lows. Time-wise our sector led this year's broad market correction.

     The question that arises is "why is the market not responding better to rising profits?" Over half of the companies in the S&P are enjoying strong profits and growth. Clearly, central bankers are becoming nervous about the stance of monetary policy because of signs of stronger economic activity. Although the US economy remains vibrant, relatively sluggish growth, plus considerable unused capacity in the world as a whole, help explain subdued inflation. As long as inflation does not pick up significantly, growth in itself is not a reason to tighten policy. Markets appear overly pessimistic about a rise in rates.

     The unprecedented economic performance of the 1990's was due in no small way to a revolution on the production side of the US economy. Strong capital spending, a rising capital stock, and a technological revolution have increased the economy's underlying productivity trend. Thanks to stronger productivity growth, the non-inflationary growth potential of the US economy is also rising. During the past year, Gross Domestic Product ("GDP") grew about 4%, while core inflation dropped and unemployment was stable. The world economy is now in the very early stages of a structural increase in productivity due in large measure to the Internet, which we regard as a global mega-trend along the lines of the great technological developments of the last 100 years that will cause the creation and/or redistribution of several trillion dollars in stock market capitalization across various sectors. Unlike conventional technology trends, which render the status quo obsolete and create an opportunity for vendors of new technologies to quickly build new businesses, the Internet is revolutionizing the way people and companies communicate, research, buy, sell and distribute goods and services, and spend leisure time. It is fomenting change and competition into a wide range of mature industries, such as media, retailing, telecommunications, financial services, healthcare and energy. The Internet has quickly emerged as a global medium or unified technology platform for communications, content delivery and electronic commerce. E-commerce is evolving into a mission-critical component of many companies' operations, and is dramatically changing how businesses interact with their customers, suppliers and partners.

     An example of a huge business-to-consumer industry that lends itself to the Internet is healthcare, one of the largest segments of the US economy representing roughly $1 trillion in GDP. Subscribers now on the Internet who search for health and medical information is believed to be roughly 17 million, which could double over the next few years. The reasons for this increase include: the ability to shop 24 hours a day, 7 days a week; direct delivery of purchases to the shopper's home; a personal shopping list for every customer, allowing for fingertip reordering on future visits; and instant confidential access to individual medical records. The market for all pharmacy products has grown despite the limitations in terms of convenience, selection, information and privacy associated with a trip to a traditional drugstore. This implies that there is a significant market opportunity for an on-line, enhanced shopping experience through convenient and private access to detailed information about a broad range of products, and an easy transaction vehicle. The Web has become an increasingly important tool for researching an array of healthcare topics. Providing useful information is a critical aspect of enabling consumers to make informed purchasing decisions.

     We continue to believe, however, that the bulk of Internet traffic will be business-to-business (B2B). The early visible consumer companies like Yahoo!, Inc., Amazon.com, Inc. and eBay Inc. should continue to do well and remain attractive long-term holdings. Over the past two decades, companies have invested heavily in software applications that have reduced costs by automating basic business processes. From 1995-9, companies spent something on the order of $100 billion on industrial enterprise applications software to automate such transaction-oriented functions as sales, support, manufacturing, distribution and finance. Companies are now investing in Internet infrastructure software and systems that enable commercial transactions over the Web, as well as systems that monitor and track customers' behavior on Web sites. These earlier applications focused on automating business processes rather than analyzing data to help companies better understand their customers. As electronic commerce expands, traditional and Internet merchants are turning to the Web to locate new customers, advertise, market their products and facilitate transactions.

     Major opportunities exist for companies providing infrastructure software and systems for B2B, new telecommunications to build-out the new broadband network, and electronic commerce. Businesses are changing their operations to leverage the power of the Internet to stimulate revenue, reduce costs, and initiate competitive advantages. This will involve creating B2B digital marketplaces and integrating "virtual" value chains. This will drive a huge wave of corporate spending on electronic process solutions early next year, specifically to better reach and retain customers, strengthen interaction with business partners, and improve internal efficiencies. Companies are changing how they source and purchase raw materials, how they procure operating resources and services, and how they sell excess inventory through digital marketplaces and on-line auctions. Many large companies such as FedEx, General Motors, Merrill Lynch and Pfizer now use their Web sites as a fundamental cost-effective way of communicating product and shipment information as well as conducting business transactions. The goal is to make the entire business process seamless, instantaneous and customer-specific. Internet enabled value chain coordination aims to break down the barriers of communication and foster real-time collaboration among trading partners and customers. Companies are adopting virtual manufacturing models that link their multiple component manufacturers, parts distributors and employees by using Internet collaboration software.

     One of the upcoming big Internet investment plays will involve the next generation build-out of a new public data network. The volume of high-speed data traffic across the public telecommunications network has grown exponentially to where it is now doubling every 7-8 weeks. However, the existing public infrastructure network is unable to accommodate high-speed data applications that are instrumental to network growth. Integral to an overall solution is intelligent optical networking products designed to allow service providers to optimize fiber optic networks. Today's problem is that the public network infrastructure was built for voice traffic. Optical fiber itself is only a physical transmission medium with no imbedded intelligence. The solution is to build software-based intelligent optical networking products that enable service providers to quickly and cost effectively provide bandwidth on demand and create new high speed data services. This will facilitate a gradual migration from the existing electronic optical (SONET) network.

     Internet companies are rapidly establishing that they are not the "concept stocks" many on Wall Street still imagine. Rather they are stocks that are supported by very strong underpinnings of higher growth that is threatening the status quo in numerous sectors of the economy. Good Internet players are in great demand and short supply now. The risk to investors is not that they buy a temporarily over-valued stock and see a quick loss on paper, but that they will miss the biggest stock market wave of the next half dozen years rising 5-10 fold in value. When Yahoo! went public, most investors balked at a company that capitalized one million dollars in revenues at a billion dollars. But the company's growth was so phenomenal that the stock was soon actually trading at a mere 10 times 4th quarter 1998 annualized revenues.

                            AMERINDO TECHNOLOGY FUND
                             STATEMENT OF NET ASSETS
                                October 31, 1999

COMMON STOCKS* -- 84.82%

 Shares                                                                Value
-------                                                            ------------
 50,000       Amazon.com, Inc. ................................... $  3,531,250
175,000       Ariba, Inc. ........................................   27,125,000
385,000       Artisan Components, Inc. ...........................    3,657,500
 89,000       Ask Jeeves, Inc. ...................................    6,875,250
312,500       At Home Corporation ................................   11,679,688
 52,000       Broadcom Corporation ...............................    6,646,250
217,500       Critical Path, Inc. ................................    9,950,625
 80,000       drugstore.com, inc. ................................    2,910,000
351,000       eBay Inc. ..........................................   47,428,875
185,000       eToys Inc. .........................................   11,053,750
 88,500       Gilead Sciences, Inc. ..............................    5,592,094
260,000       Healtheon Corporation ..............................    8,580,000
325,000       Homestore.com, Inc. ................................   15,254,688
139,100       Inktomi Corporation ................................   14,109,956
103,000       InterNAP Network Services Corporation ..............    9,514,625
 77,500       LookSmart, Ltd. ....................................    2,082,813
245,000       MP3.com, Inc. ......................................   11,882,500
280,000       Net.B@nk, Inc. .....................................    6,195,000
347,500       PlanetRX.com, Inc. .................................    8,166,250
210,000       Priceline.com, Incorporated ........................   12,652,500
 47,500       Siebel Systems, Inc. ...............................    5,216,094
 45,888       Yahoo! Inc. ........................................    8,216,820
                                                                   ------------
TOTAL COMMON STOCKS
(Cost $196,200,659)                                                 238,321,528
                                                                   ------------

----------
*    All Common Stocks held as of October 31, 1999 are non-income producing.

    The accompanying notes are an integral part of the financial statements.

                            AMERINDO TECHNOLOGY FUND
                       STATEMENT OF NET ASSETS (continued)
                                October 31, 1999

REPURCHASE AGREEMENTS -- 14.14%
                                                                                 Principal
                                                                                   Amount           Value
                                                                                -----------     ------------
   J.P. Morgan
   5.17%, dated 10/29/99, matures 11/1/99, repurchase
   price $10,005,759 (collateralized by U.S. Treasury Bond:
   total market value $10,201,859) ..........................................   $10,001,450     $ 10,001,450
   SBC Warburg
   5.17%, dated 10/29/99, matures 11/1/99, repurchase
   price $29,735,576 (collateralized by U.S. Treasury Bond:
   total market value $30,320,450) ..........................................    29,722,770       29,722,770
                                                                                                ------------
TOTAL REPURCHASE AGREEMENTS (Cost $39,724,220) ............................................       39,724,220
                                                                                                ------------
TOTAL INVESTMENTS -- 98.96%
 (Cost $235,924,879) ......................................................................      278,045,748
                                                                                                ------------
OTHER ASSETS AND LIABILITIES, NET -- 1.04%
   Receivable for shares of beneficial interest sold ......................................        4,653,467
   Payable for investment securities purchased ............................................         (660,625)
   Payable for shares of beneficial interest redeemed .....................................         (617,255)
   Other assets and liabilities, net ......................................................         (444,201)
                                                                                                ------------
                                                                                                   2,931,386
                                                                                                ------------
NET ASSETS-- 100% .........................................................................     $280,977,134
                                                                                                ============
NET ASSETS:
Fund shares of the Class A Shares
   (one billion authorized-$.001 par value) based on 371,609 shares of
   beneficial interest ....................................................................     $  8,328,513
Fund shares of the Class D Shares
   (one billion authorized-$.001 par value) based on 11,602,712
   shares of beneficial interest ..........................................................      230,527,752
Net unrealized appreciation on investments ................................................       42,120,869
                                                                                                ------------
NET ASSETS ................................................................................     $280,977,134
                                                                                                ============
Net Asset Value and Redemption Price
   Per Share-- Class A ....................................................................     $      23.61
                                                                                                ============
Maximum Offering Price Per Share-- Class A ($23.61/94.25%) ................................     $      25.05
                                                                                                ============
Net Asset Value, Offering and Redemption Price
   Per Share-- Class D shares .............................................................     $     23.46
                                                                                                ============

    The accompanying notes are an integral part of the financial statements.

                            AMERINDO TECHNOLOGY FUND
                            STATEMENTS OF OPERATIONS


                                          For the period ended      For the year ended
                                            October 31, 1999*       December 31, 1998
                                          --------------------      ------------------
INCOME
Interest ..............................       $   2,111,317           $     14,308
                                              -------------           ------------
EXPENSES
   Investment advisory fees
      (Note 4) ........................           1,959,874                674,525
   Distribution fees--
      Class A (Note 5) ................              20,273                    701
   Distribution fees--
      Class D (Note 5) ................             316,509                112,067
   Professional fees ..................             173,950                 64,750
   Administration and
      accounting fees .................             173,516                 73,466
   Transfer agents fees ...............              79,294                 19,069
   Registration fees ..................              52,698                 59,999
   Directors' fees and
      expenses ........................              52,556                 54,998
   Amortization of organization
      expenses (Note 2) ...............              48,679                 55,998
   Printing ...........................              46,850                 36,778
   Custodian fees .....................               4,841                 10,979
   Miscellaneous ......................              50,640                 19,060
                                              -------------           ------------
   Total expenses before
      interest ........................           2,979,680              1,182,390
   Interest expense ...................              20,087                 55,110
                                              -------------           ------------
   Total expenses .....................           2,999,767              1,237,500
   Less: reimbursed expenses
      (Note 4) ........................             (53,171)              (225,991)
                                              -------------           ------------
   Net expenses .......................           2,946,596              1,011,509
                                              -------------           ------------
   Net investment loss ................            (835,279)              (997,201)
                                              -------------           ------------
REALIZED AND
UNREALIZED GAIN
ON INVESTMENTS
   Net realized gain from
      investment transactions .........          89,294,885             11,408,771
   Net change in
      unrealized appreciation
      of investments ..................          17,013,105             21,783,873
                                              -------------           ------------
   Total net realized and unrealized
      gain on investments .............         106,307,990             33,192,644
                                              -------------           ------------
NET INCREASE IN NET ASSETS
   FROM OPERATIONS ....................       $ 105,472,711           $ 32,195,443
                                              =============           ============

----------
* Subsequent to December 31, 1998, the Fund's management elected to change the Fund's fiscal year end to October 31, 1999.

    The accompanying notes are an integral part of the financial statements.

                            AMERINDO TECHNOLOGY FUND
                       STATEMENTS OF CHANGES IN NET ASSETS


                                               For the              For the              For the
                                            period ended          year ended           year ended
                                          October 31, 1999*    December 31, 1998    December 31, 1997
                                          -----------------    -----------------    -----------------
OPERATIONS
   Net investment loss ............        $    (835,279)        $   (997,201)        $   (913,952)
   Net realized gain (loss)
      from investment
      transactions ................           89,294,885           11,408,771          (12,022,195)
   Net change in unrealized
      appreciation of
      investments .................           17,013,105           21,783,873            6,906,137
                                           -------------         ------------         ------------
   Net increase (decrease)
      in net assets from
      operations ..................          105,472,711           32,195,443           (6,030,010)
                                           -------------         ------------         ------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net realized gains
      Class A Shares ..............           (2,644,686)                   0                    0
      Class D Shares ..............          (83,960,097)                   0                    0
                                           -------------         ------------         ------------
   Total distributions ............          (86,604,783)                   0                    0
                                           -------------         ------------         ------------
CAPITAL SHARE TRANSACTIONS
Net increase (decrease)
   (Note 6) .......................          197,111,761           (7,389,154)          12,011,486
                                           -------------         ------------         ------------
   Total increase in net
      assets ......................          215,979,689           24,806,289            5,981,476
NET ASSETS:
Beginning of period ...............           64,997,445           40,191,156           34,209,680
                                           -------------         ------------         ------------
End of period .....................        $ 280,977,134         $ 64,997,445         $ 40,191,156
                                           =============         ============         ============

----------
* Subsequent to December 31, 1998, the Fund's management elected to change the Fund's fiscal year end to October 31, 1999.

    The accompanying notes are an integral part of the financial statements.

                            AMERINDO TECHNOLOGY FUND
                          Notes to Financial Statements
                                October 31, 1999

Note 1. Organization

     The Amerindo Technology Fund (the "Fund") is a series of the Amerindo Funds Inc., a Maryland corporation, which commenced operations on October 28, 1996. The Fund is a non-diversified, open-end management investment company registered under the Investment Company Act of 1940, authorized to issue one billion shares of capital stock in separate series, with each series representing interests in a separate portfolio of securities and other assets, each with its own investment objectives and policies. The Fund's investment objective is to seek long-term capital appreciation by investing in the common stocks of technology companies.

     The Fund offers two classes of shares to investors, Class A and Class D shares. Class A shares are sold subject to an initial sales load of up to 5.75% with a minimum investment of $2,500. Class D shares are sold without an initial sales load with a minimum investment of $2,500. Both Class A and D Shares are subject to a fee of 3% on redemptions made within the first year of purchase.

     The Fund is the only current series of the Amerindo Funds Inc.

     Subsequent to December 31, 1998, the Fund's management elected to change the Fund's fiscal year end to October 31, 1999.

Note 2. Summary of Significant Accounting Policies

     The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles for investment companies. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amount of assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the period. Actual results could differ from these estimates.

     Securities Valuation -- Securities which are traded on any exchange or on the NASDAQ over-the-counter market are valued at the last quoted sale price. Lacking a last

                            AMERINDO TECHNOLOGY FUND
                    Notes to Financial Statements (continued)
                                October 31, 1999

Note 2. Summary of Significant Accounting Policies (continued)

sale price, a security is valued at its closing bid price on such exchanges, or at the quoted bid price in the over-the-counter market. Securities for which market quotations are not readily available are valued in accordance with procedures established by the Fund's Board of Directors (the "Board"), including use of an independent pricing service or services which use prices based upon yields or prices of comparable securities, indications as to values from dealers, and general market conditions.

     Short term investments in fixed income securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by using the amortized cost method of valuation, which the Board has determined should represent fair value.

     Federal Income Taxes -- For the year ended December 31, 1998, the Fund did not qualify as a regulated investment company. Subsequent to December 31, 1998, the Fund's management elected to change the fiscal year end to October 31, 1999. It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provision for federal income or excise taxes is required.

     Organization Expenses -- In April 1998, Statement of Position 98-5, "Reporting on Costs of Start-Up Activities" ("SOP 98-5"), was issued requiring start-up costs and organization costs to be expensed as incurred. SOP 98-5 exempted investment companies that met certain criteria from retroactively applying the provisions of this pronouncement and allowed them to continue to amortize start-up costs and organization costs over the remaining amortization period.

     During its organization and initial registration with the Securities and Exchange Commission ( the "SEC"), the Fund incurred organization expenses of $279,807. In accordance with the provisions of SOP 98-5, the Fund has elected to defer these expenses and amortize them on a straight-line basis over a 60 month period beginning with the Fund's commencement of operations. During the period ended October 31, 1999 and the year ended December 31, 1998, $48,679 and $55,998, respectively, was amortized.

                            AMERINDO TECHNOLOGY FUND
                    Notes to Financial Statements (continued)
                                October 31, 1999

Note 2. Summary of Significant Accounting Policies (continued)

     Security Transactions and Investment Income -- Security transactions are accounted for on the date the security is purchased or sold (trade date). Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Costs used in determining net realized gains and losses on the sales of investment securities are those of the specific securities sold adjusted for the accretion and amortization of purchase discounts and premiums during the respective holding period. Purchase discounts and premiums on securities held by the Funds are accreted and amortized to maturity using the scientific interest method, which approximates the effective interest method.

     Income and Expenses -- All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the shares of such class, except that the Fund's Class A shares bear higher distribution fees than Class D shares.

     Dividends and Distributions -- Dividends and distributions to shareholders are recorded on the ex-dividend date. The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from generally accepted accounting principles. As a result, net investment income (loss) and net realized gain
(loss) on investment transactions for a reporting period may differ significantly from distributions during such period. These book/tax differences may be temporary or permanent in nature. To the extent these differences are permanent, they are charged or credited to paid-in-capital or accumulated net realized gain, as appropriate, in the period that the differences arise. Accordingly, the following permanent differences, primarily attributable to net operating losses and the classification of short-term capital gains and ordinary income for tax purposes, have been reclassified to (from) the following accounts:

                                Accumulated                     Accumulated
   Paid-in-Capital         Net Investment Income             Net Realized Gain
   ---------------         ---------------------             -----------------
       $1,241,399                $835,279                      $(2,076,678)

     This reclassification had no effect on net assets or net asset value per share.

                            AMERINDO TECHNOLOGY FUND
                    Notes to Financial Statements (continued)
                                October 31, 1999

Note 3. Purchases and Sales of Securities

     Purchases and sales of investment securities (other than short-term investments), for the period ended October 31, 1999, were $319,278,836 and $250,793,826, respectively.

     At October 31,1999 the cost of investments for federal income tax purposes was $235,924,879. Accordingly, gross unrealized appreciation of investments was $54,503,810 and gross unrealized depreciation of investments was $12,382,941, resulting in net unrealized appreciation of $42,120,869.

Note 4. Investment Advisory and Administration Agreements

     The Fund has an agreement with Amerindo Investment Advisors Inc. (the "Advisor"), with whom certain officers and directors of the Fund are affiliated, to serve as investment advisor and manager. Under the terms of the agreement, a monthly fee is paid to the investment advisor based on 1/12th of 1.50% (1.50% on an annual basis) of the average daily net asset value. This advisory agreement is subject to an annual review by the Board.

     The Advisor has agreed to a reduction in the amounts payable to it and to reimburse the Fund for any expenses (including the advisory fee, but excluding taxes, interest and brokerage fees and extraordinary expenses incurred in connection with any matter not in the ordinary course of business of the Fund) over 2.50% and 2.25% of the average daily net asset values of the Class A Shares and Class D Shares, respectively.

     For the period ended October 31, 1999 and for the year ended December 31, 1998, the Advisor earned advisory fees of $1,959,874 and $674,525, respectively, and reimbursed the Fund $53,171 and $225,991, respectively, in expenses.

     Amerindo Funds Inc. and SEI Investments Mutual Funds Services (the "Administrator") are parties to an agreement under which the Administrator provides management and administrative services for an annual fee of 0.125% of the average daily

                            AMERINDO TECHNOLOGY FUND
                    Notes to Financial Statements (continued)
                                October 31, 1999

Note 4. Investment Advisory and Administration Agreements (continued)

net assets of the Fund up to $250 million, 0.09% on the next $250 million, 0.07% on the next $500 million and 0.05% of such assets in excess of $1 billion. Prior to September 20, 1999, administrative services were provided to Amerindo Funds, Inc. by American Data Securities, Inc. for a fee of $1,500 per month if the Fund's average net assets were less than $10 million, $1,750 per month if the assets were between $10 to $20 million, and $2,000 per month if the assets were in excess of $20 million. The Fund also pays the Administrator for any out-of-pocket expenses.

     On September 20, 1999 Forum Shareholder Services, LLC (the "Transfer Agent") became the transfer agent and dividends disbursing agent for the Fund under a transfer agency agreement with Amerindo Fund Inc. Prior to this date, American Data Services, Inc. provided these services to the Fund.

Note 5. Distribution Fees

     Amerindo Funds Inc. and SEI Investments Distribution Co. (the "Distributor") are parties to a Distribution Agreement dated September 15, 1999. The Fund has adopted a Distribution Plan for Class A and Class D Shares. Under the terms of the Plan, the Fund pays the Distributor a monthly distribution fee at an annual rate of 0.50% of the average daily net assets of the Fund's Class A Shares and 0.25% of the Class D Shares, which may be used by the Distributor to provide compensation for sales support and distribution activities.

     For the period ended October 31, 1999 and the year ended December 31, 1998, the Fund incurred distribution expenditures of $20,273 and $701 on Class A Shares, respectively, and $316,509 and $112,067 on Class D Shares, respectively.

                            AMERINDO TECHNOLOGY FUND
                    Notes to Financial Statements (continued)
                                October 31, 1999

Note 6. Fund Share Transactions

     At October 31, 1999 there were one billion shares of $0.001 par value capital stock authorized. Transactions in capital stock for the period ended October 31, 1999 and the year ended December 31, 1998 were as follows:


                                                              Class A Shares
                                                   For the                    For the period
                                                 period ended             August 31, 1998* through
                                              October 31, 1999**              December 31, 1998
                                          --------------------------      ------------------------
                                           Shares           Amount        Shares           Amount
                                          --------       -----------      -------        ---------
Shares sold ........................       242,687       $ 6,197,102       60,778        $ 589,063
Shares issued in reinvestment of
   distributions from realized gains       108,793         2,575,121            0                0
Shares redeemed (net of redemption
   fees retained of $25,948 and
   $563, respectively) .............       (39,002)       (1,074,275)      (1,647)         (18,270)
                                          --------       -----------      -------        ---------
Net increase .......................       312,478       $ 7,697,948       59,131        $ 570,793
                                          ========       ===========      =======        =========



                                                                       Class D Shares
                                        For the                            For the                          For the
                                     period ended                        year ended                       year ended
                                  October 31, 1999**                  December 31, 1998                December 31, 1997
                             -----------------------------      ----------------------------      ----------------------------
                               Shares            Amount           Shares           Amount           Shares           Amount
                             ----------      -------------      ----------      ------------      ----------      ------------
Shares sold .............     5,699,786      $ 166,007,792         779,033      $  6,936,614       3,158,607      $ 22,631,789
Shares issued in
   reinvestment
   of distributions
   from realized gains...     3,197,880         75,214,130               0                 0               0                 0
Shares redeemed
   (net of redemption
   fees retained of
   $723,877, $11,529,
   and $145,946,
   respectively) ........    (2,010,955)       (51,808,109)     (1,518,536)      (14,896,561)     (1,501,986)      (10,620,303)
                             ----------      -------------      ----------      ------------      ----------      ------------
Net increase (decrease)..     6,886,711      $ 189,413,813        (739,503)     $ (7,959,947)      1,656,621      $ 12,011,486
                             ==========      =============      ==========      ============      ==========      ============

----------
*  Commencement of operations of Class A Shares.
** Subsequent to December 31, 1998, the Fund's management elected to change the Fund's fiscal year end to October 31, 1999.

                            AMERINDO TECHNOLOGY FUND
                    Notes to Financial Statements (continued)
                                October 31, 1999

Note 7. Concentration of Credit Risk

     The Fund invests a substantial portion of its assets in securities in the technology industry. Therefore, it may be more affected by economic and political developments in that industry than would be a comparable general equity fund.

                            AMERINDO TECHNOLOGY FUND
                              FINANCIAL HIGHLIGHTS
                                 CLASS A SHARES
              (For a fund share outstanding throughout each period)


                                                                                    For the period
                                                                                     August 3, 1998
                                                                 For the            (commencement of
                                                              period ended         operations) through
                                                           October 31, 1999***      December 31, 1998
                                                           -------------------     -------------------
Net asset value, beginning of period ...................         $13.59                   $ 8.44
                                                                 ------                   ------
Income (loss) from investment operations:
Net investment loss ....................................          (0.08)                   (0.10)
Net realized and unrealized gain on investments ........          20.25                     5.25
                                                                 ------                   ------
Net increase in net assets from investment operations...          20.17                     5.15
                                                                 ------                   ------
Less distributions:
Net realized gains on investments ......................         (10.15)                    0.00
                                                                 ------                   ------
Total distributions ....................................         (10.15)                    0.00
                                                                 ------                   ------
Net asset value, end of period .........................         $23.61                   $13.59
                                                                 ======                   ======
Total investment return** ..............................         148.20%                   61.02%

Ratios/supplemental data
Net assets end of period (in 000's) ....................         $8,772                   $  803
Ratio of expenses to average net assets ................           2.54%*                   2.86%*
Ratio of expenses to average net assets,
   net of reimbursement ................................           2.50%*                   2.50%*
Ratio of net investment loss to
   average net assets ..................................          (0.79)%*                 (2.76)%*
Ratio of net investment loss to average
   net assets, net of reimbursement ....................          (0.75)%*                 (2.40)%*
Portfolio turnover rate ................................         170.00%                   78.46%

----------
*   Annualized.
** Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges are not reflected in the calculation of total investment return.
*** Subsequent to December 31, 1998, the Fund's management elected to change the Fund's fiscal year end to October 31, 1999.

                            AMERINDO TECHNOLOGY FUND
                              FINANCIAL HIGHLIGHTS
                                 CLASS D SHARES
              (For a fund share outstanding throughout each period)


                                                                                                  For the period
                                                 For the         For the          For the        October 28, 1996
                                               period ended     year ended       year ended      (commencement of
                                                October 31,    December 31,     December 31,    operations) through
                                                  1999***          1998             1997         December 31, 1996
                                               ------------    ------------     ------------    -------------------
Net asset value, beginning of period ....        $  13.61         $  7.37         $  9.00            $ 10.00
                                                 --------        --------         -------            -------
Income (loss) from investment operations:
Net investment loss .....................           (0.07)          (0.20)          (0.16)             (0.04)
Net realized and unrealized gain (loss)
   on investments .......................           20.07            6.44           (1.47)             (0.96)
                                                 --------        --------         -------            -------
Net increase (decrease) in net assets
   from investment operations ...........           20.00            6.24           (1.63)             (1.00)
                                                 --------        --------         -------            -------
Less distributions:
Net realized gains on investments .......          (10.15)           0.00            0.00               0.00
                                                 --------        --------         -------            -------
Total distributions .....................          (10.15)           0.00            0.00               0.00
                                                 --------        --------         -------            -------
Net asset value, end of period ..........        $  23.46         $ 13.61         $  7.37             $ 9.00
                                                 ========         =======         =======            =======
Total investment return** ...............          146.74%          84.67%         (18.11)%           (10.00)%

Ratios/supplemental data
Net assets end of period (in 000's) .....        $272,205         $64,194         $40,191            $34,210
Ratio of expenses to average net assets .            2.29%*          2.75%           2.83%              3.82%*
Ratio of expenses to average net assets
   net of reimbursement .................            2.25%*          2.25%           2.25%              2.25%*
Ratio of net investment loss to
   average net assets ...................           (0.68)%   *     (2.72)%         (2.83)%            (3.82)%*
Ratio of net investment loss to average
   net assets, net of reimbursement .....           (0.64)%   *     (2.21)%         (2.25)%            (2.25)%*
Portfolio turnover rate .................          170.00%          78.46%         355.21%              0.00%

----------
*   Annualized.
** Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period.
*** Subsequent to December 31, 1998, the Fund's management elected to change the Fund's fiscal year end to October 31, 1999.

INDEPENDENT AUDITOR'S REPORT
--------------------------------------------------------------------------------

To the Shareholders and Board of Directors
Amerindo Funds Inc.

     We have audited the accompanying statement of net assets of the Amerindo Technology Fund (the sole fund constituting Amerindo Funds Inc.; collectively known as the "Fund"), as of October 31, 1999, and the related statements of operations for the ten months ended October 31, 1999 and the year ended December 31, 1998, the statements of changes in net assets for the ten months ended October 31, 1999, and for each of the two years ended December 31, 1998 and 1997, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 1999, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Amerindo Technology Fund as of October 31, 1999, the results of its operations for the ten months ended October 31, 1999 and the year ended December 31, 1998, the changes in its net assets for the ten months ended October 31, 1999, and for each of the two years ended December 31, 1998 and 1997, and the financial highlights for each of the periods indicated therein in conformity with generally accepted accounting principles.


Morrison, Brown, Argiz & Company
Miami, Florida
November 17, 1999

NOTICE TO SHAREHOLDERS
--------------------------------------------------------------------------------
                                                                     (Unaudited)

     For shareholders that do not have an October 31, 1999 tax year end, this notice is for informational purposes only. For shareholders with an October 31, 1999 tax year end, please consult your tax advisor as to the pertinence of this notice. For the fiscal year ended October 31, 1999, each portfolio is designating the following items with regard to distributions paid during the year.


                             Long Term
                             (20% Rate)       Ordinary
                            Capital Gain       Income        Tax-Exempt        Total        Qualifying
       Fund                 Distribution    Distributions     Interest     Distributions    Dividends(1)
       ----                 ------------    -------------    ----------    -------------    ------------
Amerindo Technology Fund       36.58%           63.42%          0.00%         100.00%          0.00%

----------
(1) Qualifying dividends represent dividends which qualify for the corporate dividends received deduction and is reflected as a percentage of "Ordinary Income Distributions".

Investment Advisor
--------------------------------------------
Amerindo Investment Advisors Inc.
San Francisco, California/New York, New York

Administrator
--------------------------------------------
SEI Investments Mutual Funds Services
Oaks, Pennsylvania

Distributor
--------------------------------------------
SEI Investments Distribution Co.
Oaks, Pennsylvania

Transfer and Dividend Agent
--------------------------------------------
Forum Shareholder Services, LLC
Portland, Maine

Custodian
--------------------------------------------
The Northern Trust Company
Chicago, Illinois

Legal Counsel
--------------------------------------------
Battle Fowler LLP
New York, New York

Independent Auditors
--------------------------------------------
Morrison, Brown, Argiz & Company
Miami, Florida


1-888-TECH FUND
www.amerindo.com

AME-F-001-02